Exhibit 10.1
Wachovia Investment Holdings, LLC
Wachovia Capital Markets, LLC
One Wachovia Center
301 South College Street
Charlotte, North Carolina 28288-0737
December 4, 2007
IKON OFFICE SOLUTIONS, INC.
AMENDMENT TO COMMITMENT LETTER
PERSONAL AND CONFIDENTIAL
IKON Office Solutions, Inc.
70 Valley Stream Parkway
Malvern, PA 19355
Attention: Mr. Robert F. Woods, Chief Financial Officer
Dear Mr. Woods:
     Reference is made to the Commitment Letter dated November 20, 2007 (the “Commitment Letter”), among Wachovia Investment Holdings, LLC (“Wachovia Investments”) and Wachovia Capital Markets, LLC (“Wachovia Securities” and, collectively with Wachovia Investments, the “Wachovia Parties”, “we” or "us”) and IKON Office Solutions, Inc., an Ohio corporation (the “Company” or “you”).
     You and the Wachovia Parties hereby agree (i) that the last sentence of the first paragraph of the Commitment Letter shall be deleted in its entirety and replaced with: “For the purposes of this Commitment Letter, “Closing Date” shall mean December 20, 2007, unless otherwise defined in the Note Purchase Agreement (as defined below).”, (ii) the word “Following” in the first sentence of the third paragraph of the Commitment Letter shall be deleted and replaced with “As of the Closing Date, pro forma for” and (iii) paragraph (c) of Exhibit C to Commitment Letter; Funding Conditions will be deleted in its entirety. Except as modified by this letter, the Commitment Letter shall remain in full force and effect.
     This letter may not be amended or any provision hereof waived or modified except by an agreement in writing signed by each of the parties hereto. This letter shall be governed by, and construed in accordance with, the laws of the State of New York.

     If you are in agreement with the foregoing, kindly sign and return to us the enclosed copy of this letter.

Very truly yours, WACHOVIA INVESTMENT HOLDINGS, LLC,
By:	/s/ Rit N. Amin
	Name:	Rit N. Amin
	Title:	Director

WACHOVIA CAPITAL MARKETS, LLC
By:	/s/ Rit N. Amin
	Name:	Rit N. Amin
	Title:	Director

Accepted and agreed to as of the
date first above written

IKON OFFICE SOLUTIONS, INC.

By:	/s/ Richard Obetz

	Name:	Richard Obetz
	Title:	Vice President & Treasurer